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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 April 19, 1999


                          Big Daddy's Auto Sales, Inc.
                          ----------------------------
            (Exact name of registrant as specified in this charter)


         FLORIDA                       0-26631                   59 3567558
         -------                       -------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)



                            1008 Royal Aberdeen Way
                            -----------------------
                               Orlando, FL 32828
                               -----------------
             (Address and Zip Code of Principal Executive Offices)


                   Issuer's Telephone Number: (407) 650-0333

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
Item 1. Changes in control of registrant.

     Not Applicable

Item 2. Acquisition or disposition of assets.

     Not Applicable

Item 3. Bankruptcy of receivership.

     Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

     Not Applicable

Item 5. Other Events.

         On April 19, 2000, the Company changed its name to Sweet and Eats, Inc. The Company is now engaged in the business of selling chocolates. The Company has a web site at www.sweetandeats.com through which it intends to generate most of its sales.

Item 6. Registration of registrant's directors.

     Not Applicable

Item 7. Financial Statement and Exhibits.

     Not Applicable

Item 8. Change in Fiscal Year

     Not Applicable

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Big Daddy's Auto Sales, Inc.
                            ----------------------------
                                   (Registrant)



                            By: /s/ James H. Bailey, President
                                ------------------------------
                                James H. Bailey, President


Dated: April 19, 1999.